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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 23, 1997


                          Discover Card Master Trust I
                        --------------------------------
               (Exact name of registrant as specified in charter)



    Delaware                   0-23108                    51-0020270
    --------                   --------                   ----------
    (State of                 (Commission               (IRS Employer
  Organization)               File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                         19720
----------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable


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Item 5.     Other Events

            Series 1997-4. On October 23, 1997, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 1997-4 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1997-4 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.     Exhibits

Exhibit No. Description

Exhibit 99 Series Term Sheet dated October 23, 1997, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1997-4.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Discover Card Master Trust I
                                              (Registrant)


                                           By:     Greenwood Trust Company
                                                   (Originator of the Trust)



Date: October 23, 1997                     By:    /s/ John J. Coane
                                                  ---------------------------
                                                  John J. Coane
                                                  Vice President, Director of
                                                   Accounting and Treasurer



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                               INDEX TO EXHIBITS
                               -----------------

Exhibit          Description                                               Page
-------          -----------                                               ----

Exhibit 99   Series Term Sheet dated October 23, 1997, with respect to the   5
             proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B
             Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1997-4.





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